EXHIBIT 10.50(c)


                             U.S. GLOBAL CERTIFICATE



REGISTERED

No. A-1                                                                                       CUSIP NO. 048395 AA 5


         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S.  SECURITIES ACT
         OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,  ACCORDINGLY,  MAY NOT
         BE OFFERED OR SOLD  WITHIN THE UNITED  STATES OR TO, OR FOR THE ACCOUNT
         OR  BENEFIT  OF,  ANY  PERSONS  EXCEPT  AS SET  FORTH IN THE  FOLLOWING
         SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A)
         IT IS A "QUALIFIED  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
         THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL  "ACCREDITED  INVESTOR"
         (AS DEFINED IN RULE  501(a)(1),  (2), (3) OR (7) OF  REGULATION D UNDER
         THE SECURITIES ACT) (AN "INSTITUTIONAL  ACCREDITED INVESTOR") OR (C) IT
         IS NOT A U.S.  PERSON AND IS ACQUIRING THIS  CERTIFICATE IN AN OFFSHORE
         TRANSACTION IN COMPLIANCE  WITH  REGULATION S UNDER THE SECURITIES ACT;
         (2) AGREES  THAT IT WILL NOT  WITHIN  TWO YEARS  AFTER THE LATER OF THE
         ORIGINAL  ISSUANCE OF THIS  CERTIFICATE  OR THE LAST DATE ON WHICH THIS
         CERTIFICATE  WAS  HELD  BY  ATLANTIC  COAST  AIRLINES  ("ACA")  OR  ANY
         AFFILIATE OF ACA, RESELL OR OTHERWISE  TRANSFER THIS CERTIFICATE EXCEPT
         (A) TO ACA OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A
         QUALIFIED  INSTITUTIONAL  BUYER IN COMPLIANCE  WITH RULE 144A UNDER THE
         SECURITIES  ACT,  (C)  INSIDE  THE  UNITED  STATES TO AN  INSTITUTIONAL
         ACCREDITED  INVESTOR  ACQUIRING  $100,000 OR MORE  AGGREGATE  PRINCIPAL
         AMOUNT OF SUCH CERTIFICATE  THAT, PRIOR TO SUCH TRANSFER,  FURNISHES TO
         THE TRUSTEE A SIGNED  LETTER  CONTAINING  CERTAIN  REPRESENTATIONS  AND
         AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE
         (THE  FORM OF WHICH  LETTER  CAN BE  OBTAINED  FROM THE  TRUSTEE),  (D)
         OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH
         RULE 904 UNDER THE  SECURITIES  ACT, (E) PURSUANT TO THE EXEMPTION FROM
         REGISTRATION  PROVIDED  BY  RULE  144  UNDER  THE  SECURITIES  ACT  (IF
         AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
         THE SECURITIES  ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON
         TO WHOM THIS  CERTIFICATE IS TRANSFERRED A NOTICE  SUBSTANTIALLY TO THE
         EFFECT  OF  THIS  LEGEND.  IN  CONNECTION  WITH  ANY  TRANSFER  OF THIS
         CERTIFICATE  WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL  ISSUANCE
         OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD
         BY ACA OR ANY  AFFILIATE OF ACA, THE HOLDER MUST CHECK THE  APPROPRIATE
         BOX SET FORTH ON THE  REVERSE  HEREOF  RELATING  TO THE  MANNER OF SUCH
         TRANSFER AND SUBMIT THIS  CERTIFICATE  TO THE TRUSTEE.  IF THE PROPOSED
         TRANSFEREE IS AN INSTITUTIONAL  ACCREDITED  INVESTOR,  THE HOLDER MUST,
         PRIOR  TO  SUCH   TRANSFER,   FURNISH  TO  THE  TRUSTEE  AND  ACA  SUCH
         CERTIFICATIONS,  LEGAL OPINIONS OR OTHER  INFORMATION AS EITHER OF THEM
         MAY  REASONABLY  REQUIRE TO CONFIRM  THAT SUCH  TRANSFER  IS BEING MADE
         PURSUANT TO AN EXEMPTION  FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
         REGISTRATION  REQUIREMENTS OF THE SECURITIES  ACT. AS USED HEREIN,  THE
         TERMS "OFFSHORE  TRANSACTION",  "UNITED STATES" AND "U.S.  PERSON" HAVE
         THE MEANINGS  GIVEN TO THEM BY REGULATION S UNDER THE  SECURITIES  ACT.
         THE PASS THROUGH  TRUST  AGREEMENT  CONTAINS A PROVISION  REQUIRING THE
         TRUSTEE TO REFUSE TO  REGISTER  ANY  TRANSFER  OF THIS  CERTIFICATE  IN
         VIOLATION OF THE FOREGOING RESTRICTIONS.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO THE
         TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
         AND  ANY  CERTIFICATE  ISSUED  IN  EXCHANGE  FOR  THIS  CERTIFICATE  IS
         REGISTERED  IN THE  NAME OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME AS IS
         REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND  ANY  PAYMENT
         HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
         AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH
         AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL  CERTIFICATE  SHALL BE LIMITED TO TRANSFERS IN
         WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR
         SUCH  SUCCESSOR'S  NOMINEE  AND  TRANSFERS  OF  PORTIONS OF THIS GLOBAL
         CERTIFICATE  SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE  WITH THE
         RESTRICTIONS  SET FORTH IN SECTIONS  3.05 AND 3.06 OF THE PASS  THROUGH
         TRUST AGREEMENT REFERRED TO HEREIN.

         ANY PERSON  ACQUIRING THIS PASS THROUGH  CERTIFICATE  WILL BE DEEMED TO
         REPRESENT  AND WARRANT  THAT (i) NO ASSETS OF AN EMPLOYEE  BENEFIT PLAN
         SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
         1974, AS AMENDED ("ERISA") OR AN INDIVIDUAL  RETIREMENT ACCOUNT OR PLAN
         SUBJECT TO 4975 OF THE CODE,  OR ANY TRUST  ESTABLISHED  UNDER ANY SUCH
         PLAN OR  ACCOUNT,  HAVE  BEEN USED TO  ACQUIRE  OR HOLD ANY OF THE PASS
         THROUGH  CERTIFICATES  OR  (ii)  THAT  ONE OR  MORE  ADMINISTRATIVE  OR
         STATUTORY  EXEMPTIONS  FROM  THE  PROHIBITED  TRANSACTION  RULES  UNDER
         SECTION  406 OF  ERISA  AND  SECTION  4975 OF THE CODE  APPLIES  TO ITS
         PURCHASE  AND HOLDING OF THIS PASS  THROUGH  CERTIFICATE  SUCH THAT ITS
         PURCHASE AND HOLDING OF THIS PASS THROUGH  CERTIFICATE  WILL NOT RESULT
         IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA AND
         SECTION 4975 OF THE CODE.






               ATLANTIC COAST AIRLINES 1997-1A PASS THROUGH TRUST

             7.20% Atlantic Coast Airlines Pass Through Certificate
                                 Series 1997-1A

                Final Expected Distribution Date: January 1, 2014

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft leased to or owned by Atlantic Coast Airlines.


                   $ 57,714,000 Fractional Undivided Interest representing .0017327% of the Trust per $1,000 face amount

                  THIS  CERTIFIES  THAT Cede & Co., for value  received,  is the registered  owner of a $  57,714,000  (Fifty-seven  million,  seven  hundred and fourteen  thousand  dollars)  Fractional  Undivided  Interest in Atlantic  Coast
Airlines  1997-1A Pass Through  Trust (the "Trust")  created  pursuant to a Pass
Through Trust Agreement, dated as of September 25, 1997 (the "Agreement"), among
The First National Bank of Maryland (the "Trustee"),  Atlantic Coast Airlines, a
corporation incorporated under California law (the "Company") and Atlantic Coast
Airlines, Inc., a corporation incorporated under Delaware law (the "Guarantor"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein,  the capitalized terms used herein have the meanings  assigned to them in the Agreement.  This Certificate is one of the duly authorized  Certificates  designated as "7.20% Atlantic Coast Airlines Pass
Through  Certificates Series 1997-1A" (herein called the  "Certificates").  This
Certificate  is issued  under  and is  subject  to the  terms,  provisions,  and
conditions  of  the  Agreement.   By  virtue  of  its   acceptance   hereof  the
Certificateholder  of this Certificate  assents to and agrees to be bound by the provisions of the Agreement and the Intercreditor Agreement. The property of the
Trust includes  certain  Equipment  Notes and all rights of the Trust to receive payments  under the  Intercreditor  Agreement  and the  Liquidity  Facility (the
"Trust Property").  Each issue of the Equipment Notes is secured by, among other things, a security interest in the Aircraft leased to or owned by the Company.

                  The Certificates represent fractional undivided interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any assets or property other than the Trust Property.

                  Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from and to the extent of funds then available to the Trustee, there will be distributed on each January 1 and July 1 (a
"Regular Distribution Date"), commencing on January 1, 1998, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable
Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received.
If a Regular  Distribution  Date or Special  Distribution Date is not a Business
Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special
Distribution Date therefor to the Certificateholder of this Certificate.

                  Except   as   otherwise   provided   in  the   Agreement   and
notwithstanding  the above,  the final  distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

                  THE  AGREEMENT AND THIS  CERTIFICATE  SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO
CONFLICTS-OF-LAW PRINCIPLES.

                  Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.




                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 25, 1997                                    ATLANTIC COAST AIRLINES
                                                                  1997-1A PASS THROUGH
TRUST

                                                              By:  The First National Bank of Maryland,
                                                                       not in its individual capacity but
                                                                       solely as Trustee


                                                                   By:
                                                                         Name:
                                                                         Title:




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                    This is one of the Certificates referred
                      to in the within-mentioned Agreement.



                                                              The First National Bank of Maryland,
                                                                  not in its individual capacity but
                                                                  solely as Trustee



                                                                   By:
                                                                                  Authorized Officer





                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Guarantor or the Trustee or any of their affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each
Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby.
A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

                  The  Agreement   permits,   with  certain  exceptions  therein
provided,  the  amendment  thereof  and  the  modification  of  the  rights  and
obligations   of  the  Company  and  the   Guarantor   and  the  rights  of  the
Certificateholders under the Agreement at any time by the Guarantor, the Company and the Trustee with the consent of the Certificateholders  holding Certificates evidencing  Fractional Undivided Interests  aggregating not less than a majority in  interest in the Trust.  Any such  consent by the  Certificateholder  of this
Certificate shall be conclusive and binding on such  Certificateholder  and upon all future  Certificateholders of this Certificate and of any Certificate issued upon the transfer  hereof or in exchange hereof or in lieu hereof whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without the consent of the Certificateholders of any of the Certificates.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations  therein set forth,  the transfer of this Certificate is registrable in the Register upon surrender of this  Certificate for registration of transfer at the  offices  or  agencies  maintained  by the  Trustee  in its  capacity  as
Registrar, or by any successor Registrar, in the Borough of Manhattan,  the City of New York, duly endorsed or accompanied by a written instrument of transfer in form  satisfactory  to the  Trustee  and  the  Registrar  duly  executed  by the
Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided
Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.




                  No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Holder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust
Property.






                             FORM OF TRANSFER NOTICE


                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



please print or typewrite name and address including zip code of assignee the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

                  In connection with any transfer of this Certificate occurring prior to __________, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Certificate is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Certificate and the Agreement.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.06 of the Agreement shall have been satisfied.


Date:                                                [Name of Transferor]

                                                           NOTE:  The  signature
                                                           must  correspond with
                                                           the  name as  written
                                                           upon  the face of the
                                                           within-mentioned
                                                           instrument  in  every
                                                           particular,   without
                                                           alteration   or   any
                                                           change whatsoever.

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
                                            NOTE:    To be executed by an executive officer.






                                                        24







SS_NYL4/255613 1


                      TEMPORARY OFFSHORE GLOBAL CERTIFICATE



REGISTERED

No. A-2                                                                                        CINS NO. U04852 AA 4


         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S.  SECURITIES ACT
         OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,  ACCORDINGLY,  MAY NOT
         BE OFFERED OR SOLD  WITHIN THE UNITED  STATES OR TO, OR FOR THE ACCOUNT
         OR  BENEFIT  OF,  ANY  PERSONS  EXCEPT  AS SET  FORTH IN THE  FOLLOWING
         SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A)
         IT IS A "QUALIFIED  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
         THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL  "ACCREDITED  INVESTOR"
         (AS DEFINED IN RULE  501(a)(1),  (2), (3) OR (7) OF  REGULATION D UNDER
         THE SECURITIES ACT) (AN "INSTITUTIONAL  ACCREDITED INVESTOR") OR (C) IT
         IS NOT A U.S.  PERSON AND IS ACQUIRING THIS  CERTIFICATE IN AN OFFSHORE
         TRANSACTION IN COMPLIANCE  WITH  REGULATION S UNDER THE SECURITIES ACT;
         (2) AGREES  THAT IT WILL NOT  WITHIN  TWO YEARS  AFTER THE LATER OF THE
         ORIGINAL  ISSUANCE OF THIS  CERTIFICATE  OR THE LAST DATE ON WHICH THIS
         CERTIFICATE  WAS  HELD  BY  ATLANTIC  COAST  AIRLINES  ("ACA")  OR  ANY
         AFFILIATE OF ACA, RESELL OR OTHERWISE  TRANSFER THIS CERTIFICATE EXCEPT
         (A) TO ACA OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A
         QUALIFIED  INSTITUTIONAL  BUYER IN COMPLIANCE  WITH RULE 144A UNDER THE
         SECURITIES  ACT,  (C)  INSIDE  THE  UNITED  STATES TO AN  INSTITUTIONAL
         ACCREDITED  INVESTOR  ACQUIRING  $100,000 OR MORE  AGGREGATE  PRINCIPAL
         AMOUNT OF SUCH CERTIFICATE  THAT, PRIOR TO SUCH TRANSFER,  FURNISHES TO
         THE TRUSTEE A SIGNED  LETTER  CONTAINING  CERTAIN  REPRESENTATIONS  AND
         AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE
         (THE  FORM OF WHICH  LETTER  CAN BE  OBTAINED  FROM THE  TRUSTEE),  (D)
         OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH
         RULE 904 UNDER THE  SECURITIES  ACT, (E) PURSUANT TO THE EXEMPTION FROM
         REGISTRATION  PROVIDED  BY  RULE  144  UNDER  THE  SECURITIES  ACT  (IF
         AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
         THE SECURITIES  ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON
         TO WHOM THIS  CERTIFICATE IS TRANSFERRED A NOTICE  SUBSTANTIALLY TO THE
         EFFECT  OF  THIS  LEGEND.  IN  CONNECTION  WITH  ANY  TRANSFER  OF THIS
         CERTIFICATE  WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL  ISSUANCE
         OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD
         BY ACA OR ANY  AFFILIATE OF ACA, THE HOLDER MUST CHECK THE  APPROPRIATE
         BOX SET FORTH ON THE  REVERSE  HEREOF  RELATING  TO THE  MANNER OF SUCH
         TRANSFER AND SUBMIT THIS  CERTIFICATE  TO THE TRUSTEE.  IF THE PROPOSED
         TRANSFEREE IS AN INSTITUTIONAL  ACCREDITED  INVESTOR,  THE HOLDER MUST,
         PRIOR  TO  SUCH   TRANSFER,   FURNISH  TO  THE  TRUSTEE  AND  ACA  SUCH
         CERTIFICATIONS,  LEGAL OPINIONS OR OTHER  INFORMATION AS EITHER OF THEM
         MAY  REASONABLY  REQUIRE TO CONFIRM  THAT SUCH  TRANSFER  IS BEING MADE
         PURSUANT TO AN EXEMPTION  FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
         REGISTRATION  REQUIREMENTS OF THE SECURITIES  ACT. AS USED HEREIN,  THE
         TERMS "OFFSHORE  TRANSACTION",  "UNITED STATES" AND "U.S.  PERSON" HAVE
         THE MEANINGS  GIVEN TO THEM BY REGULATION S UNDER THE  SECURITIES  ACT.
         THE PASS THROUGH  TRUST  AGREEMENT  CONTAINS A PROVISION  REQUIRING THE
         TRUSTEE TO REFUSE TO  REGISTER  ANY  TRANSFER  OF THIS  CERTIFICATE  IN
         VIOLATION OF THE FOREGOING RESTRICTIONS.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO THE
         TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
         AND  ANY  CERTIFICATE  ISSUED  IN  EXCHANGE  FOR  THIS  CERTIFICATE  IS
         REGISTERED  IN THE  NAME OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME AS IS
         REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND  ANY  PAYMENT
         HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
         AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH
         AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL  CERTIFICATE  SHALL BE LIMITED TO TRANSFERS IN
         WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR
         SUCH  SUCCESSOR'S  NOMINEE  AND  TRANSFERS  OF  PORTIONS OF THIS GLOBAL
         CERTIFICATE  SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE  WITH THE
         RESTRICTIONS  SET FORTH IN SECTIONS  3.05 AND 3.06 OF THE PASS  THROUGH
         TRUST AGREEMENT REFERRED TO HEREIN.

         ANY PERSON  ACQUIRING THIS PASS THROUGH  CERTIFICATE  WILL BE DEEMED TO
         REPRESENT  AND WARRANT  THAT (i) NO ASSETS OF AN EMPLOYEE  BENEFIT PLAN
         SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
         1974, AS AMENDED ("ERISA") OR AN INDIVIDUAL  RETIREMENT ACCOUNT OR PLAN
         SUBJECT TO 4975 OF THE CODE,  OR ANY TRUST  ESTABLISHED  UNDER ANY SUCH
         PLAN OR  ACCOUNT,  HAVE  BEEN USED TO  ACQUIRE  OR HOLD ANY OF THE PASS
         THROUGH  CERTIFICATES  OR  (ii)  THAT  ONE OR  MORE  ADMINISTRATIVE  OR
         STATUTORY  EXEMPTIONS  FROM  THE  PROHIBITED  TRANSACTION  RULES  UNDER
         SECTION  406 OF  ERISA  AND  SECTION  4975 OF THE CODE  APPLIES  TO ITS
         PURCHASE  AND HOLDING OF THIS PASS  THROUGH  CERTIFICATE  SUCH THAT ITS
         PURCHASE AND HOLDING OF THIS PASS THROUGH  CERTIFICATE  WILL NOT RESULT
         IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA AND
         SECTION 4975 OF THE CODE.






               ATLANTIC COAST AIRLINES 1997-1A PASS THROUGH TRUST

             7.20% Atlantic Coast Airlines Pass Through Certificate
                                 Series 1997-1A

                Final Expected Distribution Date: January 1, 2014

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft leased to or owned by Atlantic Coast Airlines.


                    $57,714,000 Fractional Undivided Interest representing .0017327% of the Trust per $1,000 face amount

                  THIS  CERTIFIES  THAT Cede & Co., for value  received,  is the registered  owner  of a $0  (zero  dollars)  Fractional  Undivided  Interest  in
Atlantic  Coast  Airlines  1997-1A  Pass  Through  Trust (the  "Trust")  created pursuant to a Pass Through Trust Agreement,  dated as of September 25, 1997 (the
"Agreement"),  among  The  First  National  Bank of  Maryland  (the  "Trustee"),
Atlantic Coast Airlines,  a corporation  incorporated  under California law (the
"Company") and Atlantic Coast Airlines,  Inc., a corporation  incorporated under
Delaware law (the "Guarantor"), a summary of certain of the pertinent provisions of which is set forth below.  To the extent not otherwise  defined  herein,  the capitalized  terms  used  herein  have  the  meanings  assigned  to  them in the
Agreement.   This  Certificate  is  one  of  the  duly  authorized  Certificates designated as "7.20%  Atlantic Coast Airlines Pass Through  Certificates  Series
1997-1A"  (herein called the  "Certificates").  This Certificate is issued under and is subject to the terms,  provisions,  and conditions of the  Agreement.  By virtue  of its  acceptance  hereof  the  Certificateholder  of this  Certificate assents to and agrees to be bound by the  provisions  of the  Agreement  and the
Intercreditor  Agreement.  The property of the Trust includes certain  Equipment
Notes and all rights of the Trust to receive  payments  under the  Intercreditor
Agreement and the Liquidity Facility (the "Trust  Property").  Each issue of the
Equipment  Notes is secured by, among other things,  a security  interest in the
Aircraft leased to or owned by the Company.

                  The Certificates represent fractional undivided interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any assets or property other than the Trust Property.

                  Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from and to the extent of funds then available to the Trustee, there will be distributed on each January 1 and July 1 (a
"Regular Distribution Date"), commencing on January 1, 1998, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable
Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received.
If a Regular  Distribution  Date or Special  Distribution Date is not a Business
Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special
Distribution Date therefor to the Certificateholder of this Certificate.

                  Except   as   otherwise   provided   in  the   Agreement   and
notwithstanding  the above,  the final  distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

                  THE  AGREEMENT AND THIS  CERTIFICATE  SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO
CONFLICTS-OF-LAW PRINCIPLES.

                  Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.




                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 25, 1997                                    ATLANTIC COAST AIRLINES
                                                                  1997-1A               PASS THROUGH
TRUST

                                                              By:  The First National Bank of Maryland,
                                                                       not in its individual capacity but
                                                                       solely as Trustee


                                                                   By:
                                                                         Name:
                                                                         Title:





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION




                                                        26







SS_NYL4/255613 1


                    This is one of the Certificates referred
                      to in the within-mentioned Agreement.



                                                              The First National Bank of Maryland,
                                                                  not in its individual capacity but
                                                                  solely as Trustee



                                                                   By:
                                                                                  Authorized Officer





                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Guarantor or the Trustee or any of their affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each
Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby.
A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

                  The  Agreement   permits,   with  certain  exceptions  therein
provided,  the  amendment  thereof  and  the  modification  of  the  rights  and
obligations   of  the  Company  and  the   Guarantor   and  the  rights  of  the
Certificateholders under the Agreement at any time by the Guarantor, the Company and the Trustee with the consent of the Certificateholders  holding Certificates evidencing  Fractional Undivided Interests  aggregating not less than a majority in  interest in the Trust.  Any such  consent by the  Certificateholder  of this
Certificate shall be conclusive and binding on such  Certificateholder  and upon all future  Certificateholders of this Certificate and of any Certificate issued upon the transfer  hereof or in exchange hereof or in lieu hereof whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without the consent of the Certificateholders of any of the Certificates.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations  therein set forth,  the transfer of this Certificate is registrable in the Register upon surrender of this  Certificate for registration of transfer at the  offices  or  agencies  maintained  by the  Trustee  in its  capacity  as
Registrar, or by any successor Registrar, in the Borough of Manhattan,  the City of New York, duly endorsed or accompanied by a written instrument of transfer in form  satisfactory  to the  Trustee  and  the  Registrar  duly  executed  by the
Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided
Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.




                                                        29










SS_NYL4/255613 1





                  No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Holder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust
Property.






                             FORM OF TRANSFER NOTICE


                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



please print or typewrite name and address including zip code of assignee the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

                  In connection with any transfer of this Certificate occurring prior to __________, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Certificate is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Certificate and the Agreement.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.06 of the Agreement shall have been satisfied.





Date:                                                [Name of Transferor]

                                                           NOTE:  The  signature
                                                           must  correspond with
                                                           the  name as  written
                                                           upon  the face of the
                                                           within-mentioned
                                                           instrument  in  every
                                                           particular,   without
                                                           alteration   or   any
                                                           change whatsoever.

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
                                                           NOTE:      To be executed by an executive
                                                                      officer.





                                                        34







SS_NYL4/255870 1

                      PERMANENT OFFSHORE GLOBAL CERTIFICATE



REGISTERED

No. A-3                                                                                        CINS NO. U04852 AA 4

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO THE
         TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
         AND  ANY  CERTIFICATE  ISSUED  IN  EXCHANGE  FOR  THIS  CERTIFICATE  IS
         REGISTERED  IN THE  NAME OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME AS IS
         REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND  ANY  PAYMENT
         HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
         AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH
         AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL  CERTIFICATE  SHALL BE LIMITED TO TRANSFERS IN
         WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR
         SUCH  SUCCESSOR'S  NOMINEE  AND  TRANSFERS  OF  PORTIONS OF THIS GLOBAL
         CERTIFICATE  SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE  WITH THE
         RESTRICTIONS  SET FORTH IN SECTIONS  3.05 AND 3.06 OF THE PASS  THROUGH
         TRUST AGREEMENT REFERRED TO HEREIN.

         ANY PERSON  ACQUIRING THIS PASS THROUGH  CERTIFICATE  WILL BE DEEMED TO
         REPRESENT  AND WARRANT  THAT (i) NO ASSETS OF AN EMPLOYEE  BENEFIT PLAN
         SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
         1974, AS AMENDED ("ERISA") OR AN INDIVIDUAL  RETIREMENT ACCOUNT OR PLAN
         SUBJECT TO 4975 OF THE CODE,  OR ANY TRUST  ESTABLISHED  UNDER ANY SUCH
         PLAN OR  ACCOUNT,  HAVE  BEEN USED TO  ACQUIRE  OR HOLD ANY OF THE PASS
         THROUGH  CERTIFICATES  OR  (ii)  THAT  ONE OR  MORE  ADMINISTRATIVE  OR
         STATUTORY  EXEMPTIONS  FROM  THE  PROHIBITED  TRANSACTION  RULES  UNDER
         SECTION  406 OF  ERISA  AND  SECTION  4975 OF THE CODE  APPLIES  TO ITS
         PURCHASE  AND HOLDING OF THIS PASS  THROUGH  CERTIFICATE  SUCH THAT ITS
         PURCHASE AND HOLDING OF THIS PASS THROUGH  CERTIFICATE  WILL NOT RESULT
         IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA AND
         SECTION 4975 OF THE CODE.






               ATLANTIC COAST AIRLINES 1997-1A PASS THROUGH TRUST

             7.20% Atlantic Coast Airlines Pass Through Certificate
                                 Series 1997-1A

                Final Expected Distribution Date: January 1, 2014

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft leased to or owned by Atlantic Coast Airlines.


                    $57,714,000 Fractional Undivided Interest representing .0017327% of the Trust per $1,000 face amount

                  THIS  CERTIFIES  THAT Cede & Co., for value  received,  is the registered  owner  of a $0  (zero  dollars)  Fractional  Undivided  Interest  in
Atlantic  Coast  Airlines  1997-1A  Pass  Through  Trust (the  "Trust")  created pursuant to a Pass Through Trust Agreement,  dated as of September 25, 1997 (the
"Agreement"),  among  The  First  National  Bank of  Maryland  (the  "Trustee"),
Atlantic Coast Airlines,  a corporation  incorporated  under California law (the
"Company") and Atlantic Coast Airlines,  Inc., a corporation  incorporated under
Delaware law (the "Guarantor"), a summary of certain of the pertinent provisions of which is set forth below.  To the extent not otherwise  defined  herein,  the capitalized  terms  used  herein  have  the  meanings  assigned  to  them in the
Agreement.   This  Certificate  is  one  of  the  duly  authorized  Certificates designated as "7.20%  Atlantic Coast Airlines Pass Through  Certificates  Series
1997-1A"  (herein called the  "Certificates").  This Certificate is issued under and is subject to the terms,  provisions,  and conditions of the  Agreement.  By virtue  of its  acceptance  hereof  the  Certificateholder  of this  Certificate assents to and agrees to be bound by the  provisions  of the  Agreement  and the
Intercreditor  Agreement.  The property of the Trust includes certain  Equipment
Notes and all rights of the Trust to receive  payments  under the  Intercreditor
Agreement and the Liquidity Facility (the "Trust  Property").  Each issue of the
Equipment  Notes is secured by, among other things,  a security  interest in the
Aircraft leased to or owned by the Company.

                  The Certificates represent fractional undivided interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any assets or property other than the Trust Property.

                  Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from and to the extent of funds then available to the Trustee, there will be distributed on each January 1 and July 1 (a
"Regular Distribution Date"), commencing on January 1, 1998, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable
Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received.
If a Regular  Distribution  Date or Special  Distribution Date is not a Business
Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special
Distribution Date therefor to the Certificateholder of this Certificate.

                  Except   as   otherwise   provided   in  the   Agreement   and
notwithstanding  the above,  the final  distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

                  THE  AGREEMENT AND THIS  CERTIFICATE  SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO
CONFLICTS-OF-LAW PRINCIPLES.

                  Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.




                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September 25, 1997                                    ATLANTIC COAST AIRLINES
                                                                  1997-1A               PASS THROUGH
TRUST

                                                              By:  The First National Bank of Maryland,
                                                                       not in its individual capacity but
                                                                       solely as Trustee


                                                                   By:
                                                                         Name:
                                                                         Title:





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION




                                                        36







SS_NYL4/255870 1


                    This is one of the Certificates referred
                      to in the within-mentioned Agreement.



                                                              The First National Bank of Maryland,
                                                                  not in its individual capacity but
                                                                  solely as Trustee



                                                                   By:
                                                                                  Authorized Officer





                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Guarantor or the Trustee or any of their affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each
Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby.
A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

                  The  Agreement   permits,   with  certain  exceptions  therein
provided,  the  amendment  thereof  and  the  modification  of  the  rights  and
obligations   of  the  Company  and  the   Guarantor   and  the  rights  of  the
Certificateholders under the Agreement at any time by the Guarantor, the Company and the Trustee with the consent of the Certificateholders  holding Certificates evidencing  Fractional Undivided Interests  aggregating not less than a majority in  interest in the Trust.  Any such  consent by the  Certificateholder  of this
Certificate shall be conclusive and binding on such  Certificateholder  and upon all future  Certificateholders of this Certificate and of any Certificate issued upon the transfer  hereof or in exchange hereof or in lieu hereof whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without the consent of the Certificateholders of any of the Certificates.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations  therein set forth,  the transfer of this Certificate is registrable in the Register upon surrender of this  Certificate for registration of transfer at the  offices  or  agencies  maintained  by the  Trustee  in its  capacity  as
Registrar, or by any successor Registrar, in the Borough of Manhattan,  the City of New York, duly endorsed or accompanied by a written instrument of transfer in form  satisfactory  to the  Trustee  and  the  Registrar  duly  executed  by the
Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided
Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.




                                                        39










SS_NYL4/255870 1





                  No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Holder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust
Property.






                             FORM OF TRANSFER NOTICE


                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



please print or typewrite name and address including zip code of assignee the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

                  In connection with any transfer of this Certificate occurring prior to __________, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Certificate is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Certificate and the Agreement.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.06 of the Agreement shall have been satisfied.





Date:                                                [Name of Transferor]

                                                           NOTE:  The  signature
                                                           must  correspond with
                                                           the  name as  written
                                                           upon  the face of the
                                                           within-mentioned
                                                           instrument  in  every
                                                           particular,   without
                                                           alteration   or   any
                                                           change whatsoever.

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
                                            NOTE:    To be executed by an executive officer





SS_NYL4/255622 1


--------
*        Not to be included on the face of the Permanent Offshore Global
         Certificate.
*        To be included on the face of each Global Certificate.
*        To be included on the face of each Global Certificate.